UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2016
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES
CORPORATION
(Exact name of registrant as specified in its charter)
WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On February 4, 2016, Sensient Technologies Corporation (“Sensient”) issued a press release to announce that Paul Manning has been elected to the post of Chairman of the Board of Directors of Sensient, effective April 21, 2016.  Paul Manning currently serves as Sensient’s President and Chief Executive Officer and has been a director of Sensient since October 2012.  Paul Manning is succeeding Kenneth Manning, who will be retiring from Sensient’s Board in April.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 99.1:	Sensient Technologies Corporation Press Release dated February 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond

Name:	John L. Hammond

Title:	Senior Vice President, General Counsel and Secretary

Date:	February 4, 2016

EXHIBIT INDEX

Exhibit 99.1:	Sensient Technologies Corporation Press Release Dated February 4, 2016.